REVISED



                              MERRILL LYNCH & CO.
                      PRELIMINARY COMPUTATIONAL MATERIALS



                 $963,510,000 ASSET BACKED NOTES, SERIES 1996-2

                      HOUSEHOLD CONSUMER LOAN TRUST 1996-2

                  HOUSEHOLD CONSUMER LOAN CORPORATION (SELLER)
                    HOUSEHOLD FINANCE CORPORATION (SERVICER)








- --------------------------------------------------------------------------------
Recipients must read the information contained in the prospectus related to the offering of the Notes. All information contained herein is supplemented by the information contained in the prospectus. Do not use or rely on this information if you have not received and reviewed the prospectus. If you have not received the prospectus, call your Merrill Lynch account executive for another copy.

                               TABLE OF CONTENTS


  I.   Securities Offered

 II. Class A-1 Note Weighted Average Life and Payment Window Sensitivity - Exercise of 10% Call

III. Class A-1 Note Weighted Average Life and Payment Window Sensitivity - No Exercise of 10% Call

 IV. Class A-2 Note Weighted Average Life and Payment Window Sensitivity - Exercise of 10% Call

  V. Class A-2 Note Weighted Average Life and Payment Window Sensitivity - No Exercise of 10% Call

 VI. Class A-3 Note Weighted Average Life and Payment Window Sensitivity - Exercise of 10% Call

VII. Class A-3 Note Weighted Average Life and Payment Window Sensitivity - No Exercise of 10% Call

VII. Class B Note Weighted Average Life and Payment Window Sensitivity - Exercise of 10% Call

 IX. Class B Note Weighted Average Life and Payment Window Sensitivity - No Exercise of 10% Call

  X.   Collateral Summary









- --------------------------------------------------------------------------------
Recipients must read the information contained in the prospectus related to the offering of the Notes. All information contained herein is supplemented by the information contained in the prospectus. Do not use or rely on this information if you have not received and reviewed the prospectus. If you have not received the prospectus, call your Merrill Lynch account executive for another copy.

I.  SECURITIES OFFERED(1)

TO 10% CALL:


                                                                            ESTIMATED
                                                   APPROX.     ESTIMATED     PRINCIPAL    EXPECTED     STATED      EXPECTED
                APPROX.                            EXPECTED    WAL(2)        PAYMENT      FINAL        FINAL       RATINGS
SECURITIES      SIZE           BENCHMARK     CAP   PRICE       (YRS.)        WINDOW       MATURITY     MATURITY    (S&P/M/F/D&P)
- ----------      -------        ---------     ---    --------    ---------     ---------    --------     --------    -------------
Cl. A-1 Notes   $794,000,000    1 mo LIBOR   13%    100.00%     2.39           1-77        1/2003       8/2006      AAA/Aaa/AAA/AAA

Cl. A-2 Notes   $ 52,240,000    1 mo LIBOR   15%    100.00%     5.07          35-77        1/2003       8/2006      AA/Aa3/AA+/AA+

Cl. A-3 Notes   $ 67,900,000    1 mo LIBOR   15%    100.00%     5.07          35-77        1/2003       8/2006      A/A2/A+/A+

Cl. B Notes     $ 49,370,000    1 mo LIBOR   15%    100.00%     5.07          35-77        1/2003       8/2006      BBB/Baa2/BBB+/A

Certificates(3) $ 36,886,000       --        --       --         --            --            --           --             --



TO MATURITY:


                                                                            ESTIMATED
                                                  APPROX.     ESTIMATED     PRINCIPAL    EXPECTED     STATED      EXPECTED
                APPROX.                           EXPECTED    WAL(2)        PAYMENT      FINAL        FINAL       RATINGS
SECURITIES      SIZE          BENCHMARK     CAP   PRICE       (YRS.)        WINDOW       MATURITY     MATURITY    (S&P/M/F/D&P)
- ----------      -------       ---------     ---    --------   ---------     ---------    --------     --------    -------------
Cl. A-1 Notes   $794,000,000   1 mo LIBOR   13%    100.00%     2.40           1-79        3/2003       8/2006      AAA/Aaa/AAA/AAA

Cl. A-2 Notes   $ 52,240,000   1 mo LIBOR   15%    100.00%     5.17          35-82        6/2003       8/2006      AA/Aa3/AA+/AA+

Cl. A-3 Notes   $ 67,900,000   1 mo LIBOR   15%    100.00%     5.26          35-85        9/2003       8/2006      A/A2/A+/A+

Cl. B Notes     $ 49,370,000   1 mo LIBOR   15%    100.00%     5.36          35-88        12/2003      8/2006      BBB/Baa2/BBB+/A

Certificates(3) $ 36,886,000       --       --       --         --            --            --           --            --


(1) Based on pricing assumptions which are: (i) Prepayments of 43% CPR (inclusive of annual charge-offs), (ii) annual charge-offs of 6% with a 100% loss severity, (iii) 2.37% Monthly Draw Rate, (iv) $1,044.8 million of credit lines securing the $1,044.8 million Series 1996-2 Participation, and (v) no addition of new accounts. All rates are assumed to remain constant throughout the life of the securities.
(2)  Assumes settlement on week of August 28, 1996, (the "Closing Date").
(3)  The Certificates will be privately placed.
(4) Distributions of principal and interest on the Notes will be made on the 15th day of each calendar month regardless of the day on which the Payment Date actually occurs.

- -------------------------------------------------------------------------------
Recipients must read the information contained in the prospectus related to the offering of the Notes. All information contained herein is supplemented by the information contained in the prospectus. Do not use or rely on this information if you have not received and reviewed the prospectus. If you have not received the prospectus, call your Merrill Lynch account executive for another copy.

II. CLASS A-1 NOTE WEIGHTED AVERAGE LIFE AND PAYMENT WINDOW SENSITIVITY - EXERCISE OF 10% CALL

The Average Life and Percentage of Original Security Balance sensitivities indicated in the tables below are based on the following assumptions:

     (1)  The Credit Lines have a yield of 17%;
     (2) The Class A-1, Class A-2, Class A-3, Class B Note and Certificate rate remain constant at 5.70%, 5.82%, 5.95%, 6.10%, and 6.50%, respectively throughout the life of such securities;
     (3)  Annual charge-off rates of 6% and a 100% loss severity, and
     (4) Annual prepayment and monthly draw rates remain constant throughout the life of the securities.

Average Life/Payment Window Sensitivity: Class A-1 Notes
(page 46 of the Prospectus)


 MONTHLY      TOTAL CPR
DRAW RATE        20%               30%              43%             50%
- ---------  ---------------   --------------   --------------   --------------

  1.00%    3.01 yrs./1-102   2.75 yrs./1-91   1.60 yrs./1-62   1.24 yrs./1-48
  2.37%    3.01 yrs./1-102   2.82 yrs./1-86   2.39 yrs./1-77   1.75 yrs./1-65
  3.00%    3.01 yrs./1-102   2.82 yrs./1-86   2.71 yrs./1-77   2.09 yrs./1-71
  4.00%    3.01 yrs./1-102   2.82 yrs./1-86   2.71 yrs./1-77   2.68 yrs./1-74



Percentage of Original Security Balance: Class A-1 Notes - Amortization Schedule (1) (2)
(page 46 of the Prospectus)


                             CONSTANT PREPAYMENT RATE % CPR
                ---------------------------------------------------------
PAYMENT DATE        20%             30%             43%             50%
- ------------    ----------      ----------      ----------      ----------
 August 1996       100%            100%            100%            100%
December 1996       91%             91%             89%             84%
December 1997       66%             66%             60%             46%
December 1998       47%             47%             38%             27%
December 1999       33%             33%             28%             18%
December 2000       27%             27%             21%             12%
December 2001       21%             20%             15%              4%
December 2002       16%             13%              3%              0%
December 2003       12%              0%              0%              0%
December 2004        4%              0%              0%              0%
December 2005        0%              0%              0%              0%
December 2006        0%              0%              0%              0%
- --------------------------------------------------------------------------
W. AVG. LIFE
 (YRS.) (3)        3.01            2.82            2.39            1.75
- --------------------------------------------------------------------------

(1) Assumes that (i) an optional termination is exercised when the aggregate Security Balance of the Notes and Certificates has been reduced to 10% or less of the aggregate Security Balance of the Notes and Certificates as of the Closing Date and 30 days notice has been given and (ii) a monthly constant draw rate of 2.37%.

(2)  All percentages are rounded to the nearest 1%.

(3) The weighted average life of each of the Notes is determined by (i) multiplying the amount of each principal payment by the number of years from August 28, 1996 to the related Payment Date (on a 30/360 basis), (ii) adding the results, and (iii) dividing by the sum of all principal payments received since issuance.

(4) Distributions of principal and interest on the Notes will be made on the 15th day of each calendar month regardless of the day on which the Payment Date actually occurs.

- -------------------------------------------------------------------------------

Recipients must read the information contained in the prospectus related to the offering of the Notes. All information contained herein is supplemented by the information contained in the prospectus. Do not use or rely on this information if you have not received and reviewed the prospectus. If you have not received the prospectus, call your Merrill Lynch account executive for another copy.

III. CLASS A-1 NOTE WEIGHTED AVERAGE LIFE AND PAYMENT WINDOW SENSITIVITY - NO EXERCISE OF 10% CALL

The Average Life and Percentage of Original Security Balance sensitivities indicated in the tables below are based on the following assumptions:

        (1) The Credit Lines have a yield of 17%;
        (2) The Class A-1, Class A-2, Class A-3, Class B Note and Certificate rate remain constant at 5.70%, 5.82%, 5.95%, 6.10%, and 6.50%, respectively throughout the life of such securities;
        (3) Annual charge-off rates of 6% and a 100% loss severity; and
        (4) Annual prepayment and monthly draw rates remain constant throughout the life of the securities.

Average Life/Payment Window Sensitivity: Class A-1 Notes

  MONTHLY        TOTAL CF
 DRAW RATE          20%              30%              43%             50%
- ----------   ---------------   --------------   --------------   --------------
  1.00%      3.02 yrs./1-107   2.76 yrs./1-97   1.61 yrs./1-67   1.25 yrs./1-54
  2.37%      3.02 yrs./1-107   2.82 yrs./1-88   2.40 yrs./1-79   1.76 yrs./1-69
  3.00%      3.02 yrs./1-107   2.82 yrs./1-88   2.71 yrs./1-78   2.10 yrs./1-74
  4.00%      3.02 yrs./1-107   2.82 yrs./1-88   2.71 yrs./1-78   2.68 yrs./1-75

Percentage of Original Security Balance: Class A-1 Notes - Amortization Schedule (1)(2)

                                  CONSTANT PREPAYMENT RATE % CPR
                      ------------------------------------------------------
  PAYMENT DATE             20%            30%           43%           50%
 ---------------      ------------   -----------   -----------   -----------
   August 1996            100%           100%          100%          100%
  December 1996            91%            91%           89%           84%
  December 1997            66%            66%           60%           46%
  December 1998            47%            47%           38%           27%
  December 1999            33%            33%           28%           18%
  December 2000            27%            27%           21%           12%
  December 2001            21%            20%           15%            4%
  December 2002            16%            13%            3%            0%
  December 2003            12%             0%            0%            0%
  December 2004             4%             0%            0%            0%
  December 2005             0%             0%            0%            0%
  December 2006             0%             0%            0%            0%
- ----------------------------------------------------------------------------
W. AVG. LIFE (YRS.)(3)    3.02           2.82          2.40          1.76


(1)  Assumes that a monthly constant draw rate of 2.37%.
(2)  All percentages are rounded to the nearest 1%.
(3) The weighted average life of each of the Notes is determined by (i) multiplying the amount of each principal payment by the number of years from August 28, 1996 to the related Payment Date (on a 30/360 basis),
     (ii) adding the results, and (iii) dividing by the sum of all principal payments received since issuance.
(4) Distributions of principal and interest on the Notes will be made on the 15th day of each calendar month regardless of the day on which the Payment Date actually occurs.

- -------------------------------------------------------------------------------
Recipients must read the information contained in the prospectus related to the offering of the Notes. All information contained herein is supplemented by the information contained in the prospectus. Do not use or rely on this information if you have not received and reviewed the prospectus. If you have not received the prospectus, call your Merrill Lynch account executive for another copy.

IV. CLASS A-2 NOTE WEIGHTED AVERAGE LIFE AND PAYMENT WINDOW SENSITIVITY - EXERCISE OF 10% CALL

The Average Life and Percentage of Original Security Balance sensitivities indicated in the tables below are based on the following assumptions:

        (1)  The Credit Lines have a yield of 17%;
        (2) The Class A-1, Class A-2, Class A-3, Class B Note and Certificate rate remain constant at 5.70%, 5.82%, 5.95%, 6.10%, and 6.50%, respectively throughout the life of such securities;
        (3)  Annual charge-off rates of 6% and a 100% loss severity; and
        (4) Annual prepayment and monthly draw rates remain constant throughout the life of the securities.

Average Life/Payment Window Sensitivity: Class A-2 Notes
(page 47 of the Prospectus)

- ---------------------------------------------------------------------------------------------------
 MONTHLY           TOTAL CPR
DRAW RATE             20%                    30%                    43%                    50%
- ---------       ----------------       ---------------        ---------------       ---------------
1.00%           6.47 yrs./43-102       5.85 yrs./40-91        3.60 yrs./22-62       2.78 yrs./17-48

2.37%           6.47 yrs./43-102       5.83 yrs./43-86        5.07 yrs./35-77       3.87 yrs./24-65

3.00%           6.47 yrs./43-102       5.83 yrs./43-86        5.46 yrs./43-77       4.51 yrs./30-71

4.00%           6.47 yrs./43-102       5.83 yrs./43-86        5.46 yrs./43-77       5.34 yrs./43-74
- ---------------------------------------------------------------------------------------------------

Percentage of Original Security Balance: Class A-2 Notes-Amortization Schedule (1)(2)
(page 47 of the Prospectus)

- -------------------------------------------------------------------------------------------
                                          CONSTANT PREPAYMENT RATE % CPR
                         ------------------------------------------------------------------
PAYMENT DATE                 20%                30%                43%               50%
- ------------             ----------         ----------         ----------        ----------
 August 1996                100%               100%               100%              100%

December 1996               100%               100%               100%              100%

December 1997               100%               100%               100%              100%

December 1998               100%               100%               100%               86%

December 1999               100%               100%                88%               58%

December 2000                84%                84%                68%               39%

December 2001                67%                64%                47%               36%

December 2002                52%                40%                36%                0%

December 2003                38%                 0%                 0%                0%

December 2004                36%                 0%                 0%                0%

December 2005                 0%                 0%                 0%                0%

December 2006                 0%                 0%                 0%                0%
- -------------------------------------------------------------------------------------------
W. AVG. LIFE (YRS.)(3)      6.47               5.83               5.07              3.87
- -------------------------------------------------------------------------------------------

(1) Assumes that (i) an optional termination is exercised when the aggregate Security Balance of the Notes and Certificates has been reduced to 10% or less of the aggregate Security Balance of the Notes and Certificates as of the Closing Date and 30 days notice has been given and (ii) a monthly constant draw rate of 2.37%.

(2)  All percentages are rounded to the nearest 1%.

(3) The weighted average life of each of the Notes is determined by (i) multiplying the amount of each principal payment by the number of years from August 28, 1996 to the related Payment Date (on a 30/360 basis), (ii) adding the results, and (iii) dividing by the sum of all principal payments received since issuance.

(4) Distributions of principal and interest on the Notes will be made on the 15th day of each calendar month regardless of the day on which the Payment Date actually occurs.



- --------------------------------------------------------------------------------
Recipients must read the information contained in the prospectus related to the offering of the Notes. All information contained herein is supplemented by the information contained in the prospectus. Do not use or rely on this information if you have not received and reviewed the prospectus. If you have not received the prospectus, call your Merrill Lynch account executive for another copy.

V. CLASS A-2 NOTE WEIGHTED AVERAGE LIFE AND PAYMENT WINDOW SENSITIVITY - NO EXERCISE OF 10% CALL

The Average Life and Percentage of Original Security Balance sensitivities indicated in the tables below are based on the following assumptions:

    (1) The Credit Lines have a yield of 17%;
    (2) The Class A-1, Class A-2, Class A-3, Class B Note and Certificate rate remain constant at 5.70%, 5.82%, 5.95%, 6.10%, and 6.50%, respectively throughout the life of such securities;
    (3) Annual charge-off rates of 6% and a 100% loss severity; and
    (4) Annual prepayment and monthly draw rates remain constant throughout the life of the securities.

Average Life/Payment Window Sensitivity: Class A-2 Notes

  MONTHLY         TOTAL CPR
 DRAW RATE           20%              30%                 43%              50%
- -----------   ----------------   ----------------   ---------------  ---------------
   1.00%      6.67 yrs./43-111   6.09 yrs./40-101   3.84 yrs./22-72  3.03 yrs./17-59
   2.37%      6.67 yrs./43-111   5.93 yrs./43-90    5.17 yrs./35-82  4.04 yrs./24-72
   3.00%      6.67 yrs./43-111   5.93 yrs./43-90    5.52 yrs./43-80  4.62 yrs./30-76
   4.00%      6.67 yrs./43-111   5.93 yrs./43-90    5.50 yrs./43-79  5.38 yrs./43-76

Percentage of Original Security Balance: Class A-2 Notes -
Amortization Schedule(1)(2)

                                                 CONSTANT PREPAYMENT RATE % CPR
                        ---------------------------------------------------------------------------------
    PAYMENT DATE             20%                  30%                     43%                     50%
    ------------        ------------         ------------            ------------            ------------
     August 1996            100%                100%                    100%                    100%
    December 1996           100%                100%                    100%                    100%
    December 1997           100%                100%                    100%                    100%
    December 1998           100%                100%                    100%                     86%
    December 1999           100%                100%                     88%                     58%
    December 2000            84%                 84%                     68%                     39%
    December 2001            67%                 64%                     47%                     36%
    December 2002            52%                 40%                     36%                      0%
    December 2003            38%                 33%                      0%                      0%
    December 2004            36%                  0%                      0%                      0%
    December 2005             0%                  0%                      0%                      0%
    December 2006             0%                  0%                      0%                      0%
- -------------------------------------------------------------------------------------------------------
W. Avg. Life (yrs.)(3)      6.67                5.93                    5.17                    4.04

(1) Assumes that a monthly constant draw rate of 2.37%.
(2) All percentages are rounded to the nearest 1%.
(3) The weighted average life of each of the Notes is determined by (i) multiplying the amount of each principal payment by the number of years from August 28, 1996 to the related Payment Date (on a 30/360 basis), (ii) adding the results, and (iii) dividing by the sum of all principal payments received since issuance.
(4) Distributions of principal and interest on the Notes will be made on the 15th day of each calendar month regardless of the day on which the Payment Date actually occurs.

- ------------------------------------------------------------------------------
Recipients must read the information contained in the prospectus related to the offering of the Notes. All information contained herein is supplemented by the information contained in the prospectus. Do not use or rely on this information if you have not received and reviewed the prospectus. If you have not received the prospectus, call your Merrill Lynch account executive for another copy.

VI. CLASS A-3 NOTE WEIGHTED AVERAGE LIFE AND PAYMENT WINDOW SENSITIVITY - EXERCISE OF 10% CALL

The Average Life and Percentage of Original Security Balance sensitivities indicated in the tables below are based on the following assumptions:

        (1)  The Credit Lines have a yield of 17%;
        (2) The Class A-1, Class A-2, Class A-3, Class B Note and Certificate rate remain constant at 5.70%, 5.82%, 5.95%, 6.10%, and 6.50%, respectively throughout the life of such securities;
        (3)  Annual charge-off rates of 6% and a 100% loss severity; and
        (4) Annual prepayment and monthly draw rates remain constant throughout the life of the securities.

Average Life/Payment Window Sensitivity: Class A Notes
(page 48 of the Prospectus)

 MONTHLY          TOTAL CPR
DRAW RATE            20%                    30%                   43%                    50%
- ---------      ----------------       ---------------        ---------------        ---------------
  1.00%        6.47 yrs./43-102        5.85 yrs./40-91        3.60 yrs./22-62        2.78 yrs./17-48
  2.37%        6.47 yrs./43-102        5.83 yrs./43-86        5.07 yrs./35-77        3.87 yrs./24-65
  3.00%        6.47 yrs./43-102        5.83 yrs./43-86        5.46 yrs./43-77        4.51 yrs./30-71
  4.00%        6.47 yrs./43-102        5.83 yrs./43-86        5.46 yrs./43-77        5.34 yrs./43-74

Percentage of Original Security Balance: Class A-3 Notes -
Amortization Schedule(1)(2)
(page 48 of the Prospectus)

                                    CONSTANT PREPAYMENT RATE % CPR
                            ------------------------------------------------
     PAYMENT DATE             20%           30%            43%          50%
- ---------------------        -----         -----          -----        -----
     August 1996              100%          100%           100%         100%
    December 1996             100%          100%           100%         100%
    December 1997             100%          100%           100%         100%
    December 1998             100%          100%           100%          86%
    December 1999             100%          100%            88%          58%
    December 2000              84%           84%            68%          39%
    December 2001              67%           64%            47%          36%
    December 2002              52%           40%            36%           0%
    December 2003              38%            0%             0%           0%
    December 2004              36%            0%             0%           0%
    December 2005               0%            0%             0%           0%
    December 2006               0%            0%             0%           0%
- ----------------------------------------------------------------------------
W. AVG. LIFE (YRS.)(3)         6.47          5.83          5.07          3.87

(1) Assumes that (i) an optional termination is exercised when the aggregate Security Balance of the Notes and Certificates has been reduced to 10% or less of the aggregate Security Balance of the Notes and Certificates as of the Closing Date and 30 days notice has been given and (ii) a monthly constant draw rate of 2.37%.

(2)  All percentages are rounded to the nearest 1%.

(3) The weighted average life of each of the Notes is determined by (i) multiplying the amount of each principal payment by the number of years from August 28, 1996 to the related Payment Date (on a 30/360 basis), (ii) adding the results, and (iii) dividing by the sum of all principal payments received since issuance.

(4) Distributions of principal and interest on the Notes will be made on the 15th day of each calendar month regardless of the day on which the Payment Date actually occurs.

- -------------------------------------------------------------------------------
Recipients must read the information contained in the prospectus related to the offering of the Notes. All information contained herein is supplemented by the information contained in the prospectus. Do not use or rely on this information if you have not received and reviewed the prospectus. If you have not received the prospectus, call your Merrill Lynch account executive for another copy.

VII. CLASS A-3 NOTE WEIGHTED AVERAGE LIFE AND PAYMENT WINDOW SENSITIVITY - NO EXERCISE OF 10% CALL

The Average Life and Percentage of Original Security Balance sensitivity indicated in the tables below are based on the following assumptions:

        (1) The Credit Lines have a yield of 17%;
        (2) The Class A-1, Class A-2, Class A-3, Class B Note and Certificate rate remain constant at 5.70%, 5.82%, 6.10%, and 6.50%, respectively throughout the life of such securities;
        (3) Annual charge-off rates of 6% and a 100% loss severity; and
        (4) Annual prepayment and monthly draw rate remain constant throughout the life of the securities.

Average Life/Payment Windows Sensitivity: Class A-3 Notes


 MONTHLY         TOTAL CPR
DRAW RATE           20%                   30%                   43%                  50%
- ---------       -------------         -----------            ----------           -----------
 1.00%          6.81 yrs./43-116       6.25 yrs./40-108      4.03 yrs./22-81       3.24 yrs./17-67
 2.37%          6.81 yrs./43-116       6.00 yrs./43-93       5.26 yrs./35-85       4.16 yrs./24-77
 3.00%          6.81 yrs./43-116       6.00 yrs./43-93       5.58 yrs./43-82       4.70 yrs./30-79
 4.00%          6.81 yrs./43-116       6.00 yrs./43-93       5.55 yrs./43-81       5.42 yrs./43-78



Percentage of Original Security Balance: Class A-3 Notes - Amortization Schedule (1)(2)


                                              CONSTANT PREPAYMENT RATE % CPR
                        ------------------------------------------------------------------------
PAYMENT DATE                 20%                  30%                43%                 50%
- ------------            -------------        ------------        -------------       ------------
August 1996                 100%                 100%                 100%               100%
December 1996               100%                 100%                 100%               100%
December 1997               100%                 100%                 100%               100%
December 1998               100%                 100%                 100%               100%
December 1999               100%                 100%                  88%                58%
December 2000                84%                  84%                  68%                39%
December 2001                67%                  64%                  47%                36%
December 2002                52%                  40%                  36%                 5%
December 2003                38%                  36%                   0%                 0%
December 2004                36%                   0%                   0%                 0%
December 2005                22%                   0%                   0%                 0%
December 2006                 0%                   0%                   0%                 0%
- ---------------------------------------------------------------------------------------------------
W. AVG. LIFE (YRS.)(3)      6.81                 6.00                 5.26               4.16
- ---------------------------------------------------------------------------------------------------


(1) Assumes that a monthly constant draw rate of 2.37%.
(2) All percentages are rounded to the nearest 1%.
(3) The weighted average life of each of the Notes is determined by (1) multiplying the amount of each principal payment by the number of years from August 28, 1996 to the related payment Date (on a 30/360 basis), (ii) adding the results, and (iii) dividing by the sum of all principal payments received since issuance.
(4) Distributions of principal and interest on the Notes will be made on the 15th day of each calendar month regardless of the day on which the Payment Date actually occurs.




- --------------------------------------------------------------------------------
Recipients must read the information contained in the prospectus related to the Offering of the Notes. All information contained herein is supplemented by the information contained in the prospectus. Do not use or rely on this information if you have not received and reviewed the prospectus. If you have not received the prospectus, call your Merrill Lynch account executive for another copy.

VIII. CLASS B NOTE WEIGHTED AVERAGE LIFE AND PAYMENT WINDOW SENSITIVITY - EXERCISE OF 10% CALL

The Average Life and Percentage of Original Security Balance sensitivities indicated in the tables below are based on the following assumptions:

        (1) The Credit Lines have a yield of 17%;
        (2) The Class A-1, Class A-2, Class A-3, Class B Note and Certificate rate remain constant at 5.70%, 5.82%, 5.95%, 6.10%, and 6.50%, respectively throughout the life of such securities;
        (3) Annual charge-off rates of 6% and a 100% loss severity; and
        (4) Annual prepayment and monthly draw rates remain constant throughout the life of the securities.

Average Life/Payment Window Sensitivity: Class B Notes
(page 49 of the Prospectus)


 MONTHLY         TOTAL CPR
DRAW RATE           20%                   30%                   43%                  50%
- ---------       ----------------      ----------------      ----------------     -----------------
 1.00%          6.47 yrs./43-102       5.85 yrs./40-91       3.60 yrs./22-62       2.78 yrs./17-48
 2.37%          6.47 yrs./43-102       5.83 yrs./43-86       5.07 yrs./35-77       3.87 yrs./24-65
 3.00%          6.47 yrs./43-102       5.83 yrs./43-86       5.46 yrs./43-77       4.51 yrs./30-71
 4.00%          6.47 yrs./43-102       5.83 yrs./43-86       5.46 yrs./43-77       5.34 yrs./43-74



Percentage of Original Security Balance: Class B Notes - Amortization Schedule (1)(2)
(page 49 of the Prospectus)



                                              CONSTANT PREPAYMENT RATE % CPR
                        ------------------------------------------------------------------------
PAYMENT DATE                 20%                  30%                43%                 50%
- ------------            -------------        ------------        -------------       ------------
August 1996                 100%                 100%                 100%               100%
December 1996               100%                 100%                 100%               100%
December 1997               100%                 100%                 100%               100%
December 1998               100%                 100%                 100%                86%
December 1999               100%                 100%                  88%                58%
December 2000                84%                  84%                  68%                39%
December 2001                67%                  64%                  47%                36%
December 2002                52%                  40%                  36%                 0%
December 2003                38%                   0%                   0%                 0%
December 2004                36%                   0%                   0%                 0%
December 2005                 0%                   0%                   0%                 0%
December 2006                 0%                   0%                   0%                 0%
- ---------------------------------------------------------------------------------------------------
W. Avg. Life (in years)(3)  6.47                 5.83                 5.07               3.87
- ---------------------------------------------------------------------------------------------------


(1) Assumes that (i) an optional termination is exercised when the aggregate Security Balance of the Notes and Certificates has been reduced to 10% or less of the aggregate Security Balance of the Notes and Certificates as of the Closing Date and 30 days notice has been given and (ii) a monthly constant draw rate of 2.37%.
(2) All percentages are rounded to the nearest 1%.
(3) The weighted average life of each of the Notes is determined by (i) multiplying the amount of each principal payment by the number of years from August 28, 1996 to the related Payment Date (on a 30/360 basis), (ii) adding the results, and (iii) dividing by the sum of all principal payments received since issuance.
(4) Distributions of principal and interest on the Notes will be made on the 15th day of each calendar month regardless of the day on which the Payment Date actually occurs.

- --------------------------------------------------------------------------------
Recipients must read the information contained in the prospectus related to the offering of the Notes. All information contained herein is supplemented by the information contained in the prospectus. Do not use or rely on this information if you have not received and reviewed the prospectus. If you have not received the prospectus, call your Merrill Lynch account executive for another copy.

IX. CLASS B NOTE WEIGHTED AVERAGE LIFE AND PAYMENT WINDOW SENSITIVITY - NO EXERCISE OF 10% CALL

The Average Life and Percentage of Original Security Balance sensitivities indicated in the tables below are based on the following assumptions:

        (1)  The Credit Lines have a yield of 17%;
        (2) The Class A-1, Class A-2, Class A-3, Class B Note and Certificate rate remain constant at 5.70%, 5.82%, 5.95%, 6.10%, and 6.50%, respectively throughout the life of such securities;
        (3)  Annual charge-off rates of 6% and a 100% loss severity; and
        (4) Annual prepayment and monthly draw rates remain constant throughout the life of the securities.

Average Life/Payment Window Sensitivity: Class B Notes


MONTHLY                 TOTAL CPR
DRAW RATE               20%                     30%                     43%                     50%
- ---------               ----------------        ----------------        ---------------         ---------------
1.00%                   6.94 yrs./43-119        6.44 yrs./40-114        4.27 yrs./22-89         3.49 yrs./17-76
2.37%                   6.94 yrs./43-119        6.08 yrs./43-95         5.36 yrs./35-88         4.30 yrs./24-81
3.00%                   6.94 yrs./43-119        6.08 yrs./43-95         5.63 yrs./43-83         4.79 yrs./30-82
4.00%                   6.94 yrs./43-119        6.08 yrs./43-95         5.59 yrs./43-82         5.46 yrs./43-79

Percentage of Original Security Balance: Class B Notes - Amortization Schedule (1)(2)

                                                CONSTANT PREPAYMENT RATE % CPR
                        ---------------------------------------------------------------------------
PAYMENT DATE            20%                     30%                     43%                     50%
- ------------            ----                    ----                    ----                    ----
August 1996             100%                    100%                    100%                    100%
December 1996           100%                    100%                    100%                    100%
December 1997           100%                    100%                    100%                    100%
December 1998           100%                    100%                    100%                     86%
December 1999           100%                    100%                     88%                     58%
December 2000            84%                     84%                     68%                     39%
December 2001            67%                     64%                     47%                     36%
December 2002            52%                     40%                     36%                     36%
December 2003            38%                     36%                      0%                      0%
December 2004            36%                      0%                      0%                      0%
December 2005            36%                      0%                      0%                      0%
December 2006             0%                      0%                      0%                      0%
- -------------           ----                    ----                    ----                    ----
W. AVG. LIFE
 (in years)(3)          6.94                    6.08                    5.36                    4.30


(1)  Assumes that a monthly constant draw rate of 2.37%.
(2)  All percentages are rounded to nearest 1%.
(3) The weighted average life of each of the Notes is determined by (i) multiplying the amount of each principal payment by the number of years from August 28, 1996 to the related Payment Date (on a 30/360 basis),
     (ii) adding the results, and (iii) dividing by the sum of all principal payments received since issuance.
(4) Distributions of principal and interest on the Notes will be made on the 15th day of each calendar month regardless of the day on which the Payment Date actually occurs.


- -------------------------------------------------------------------------------
Recipients must read the information contained in the prospectus related to the offering of the Notes. All information contained herein is supplemented by the information contained in the prospectus. Do not use or rely on this information if you have not received and reviewed the prospectus. If you have not received the prospectus, call your Merrill Lynch account executive for another copy.

X.    COLLATERAL SUMMARY

      Collateral statistics for the Credit Lines are listed below as of the Cut-Off Date.

      Total Number of Credit Lines                                     572,384

      Total Outstanding Credit Line Balance                  $2,911,818,229.60

      Average Loan Credit Line Balance                               $5,087.18

      Weighted Average Loan Utilization Rate                            86.85%

      Loan Type:

          Personal Unsecured Credit Lines                    $2,225,548,871.71

          Personal Homeowner Credit Lines                      $686,269,387.89

      Rate Basis (Fixed Rate/Variable Rate)                      30.33%/69.67%

      Weighted Average Coupon (All Credit Lines)                        19.64%

      Weighted Average Coupon (Fixed Rate Credit Lines)                 19.41%

      Weighted Average Margin (Variable Rate Credit Lines)              11.65%

      Geographic Distribution (States with greater than 5% principal balance concentration):

          California                                                    21.54%

          Michigan                                                       7.64%

          New York                                                       7.62%

          Pennsylvania                                                   6.50%

          Florida                                                        6.33%

          Ohio                                                           5.27%

      Days Delinquent:

          0 to 29                                                       89.47%

          30 to 59                                                       4.27%

          60 to 89                                                       1.70%

          90 to 119                                                      1.05%

          120 to 149                                                     0.72%

          150 to 179                                                     0.63%

          180+                                                           2.16%

________________________________________________________________________________
Recipients must read the information contained in the prospectus related to the offering of the Notes. All information contained herein is supplemented by the information contained in the prospectus. Do not use or rely on this information if you have not received and reviewed the prospectus. If you have not received the prospectus, call your Merrill Lynch account executive for another copy.

REVISED


                              MERRILL LYNCH & CO.
                      PRELIMINARY COMPUTATIONAL MATERIALS




              $36,517,140 ASSET BACKED CERTIFICATES, SERIES 1996-2

                      HOUSEHOLD CONSUMER LOAN TRUST 1996-2

                  HOUSEHOLD CONSUMER LOAN CORPORATION (SELLER)
                    HOUSEHOLD FINANCE CORPORATION (SERVICER)









_______________________________________________________________________________
Recipients must read the information contained in the Private Placement Memorandum related to the offering of the Certificates. All information contained herein is supplemented by the information contained in the Private Placement Memorandum. Do not use or rely on this information if you have not received and reviewed the Private Placement Memorandum. If you have not received the Private Placement Memorandum, call your Merrill Lynch account executive for another copy.

                               TABLE OF CONTENTS

 I.     Certificates Weighted Average Life and Payment Window Sensitivity -
        Exercise of 10% Call

II.     Certificates Weighted Average Life and Payment Window Sensitivity -
        No Exercise of 10% Call






- --------------------------------------------------------------------------------
Recipients must read the information contained in the Private Placement
Memorandum related to the offering of the Certificates. All information contained herein is supplemented by the information contained in the Private Placement Memorandum. Do not use or rely on this information if you have not received and reviewed the Private Placement Memorandum. If you have not received the Private Placement Memorandum, call your Merrill Lynch account executive for anohter copy.

I. CERTIFICATES WEIGHTED AVERAGE LIFE AND PAYMENT WINDOW SENSITIVITY - EXERCISE OF 10% CALL

The Average Life and Percentage of Original Security Balance sensitivities indicated in the tables below are based on the following assumptions:

    (1) The Credit Lines have a yield of 17%;
    (2) The Class A-1, Class A-2, Class A-3, Class B Note and Certificate rate remain constant at 5.70%, 5.82%, 5.95%, 6.10%, and 6.50%, respectively throughout the life of such securities;
    (3) Annual charge-off rates of 6% and a 100% loss severity; and
    (4) Annual prepayment and monthly draw rates remain constant throughout the life of the securities.

Average Life/Payment Window Sensitivity: Certificates

  MONTHLY         TOTAL CPR
 DRAW RATE           20%              30%                 43%              50%
- -----------   ----------------   ---------------    ---------------  ---------------
   1.00%      5.20 yrs./39-102   4.74 yrs./36-91    2.82 yrs./20-62  2.17 yrs./15-48
   2.37%      5.20 yrs./39-102   4.82 yrs./39-86    4.11 yrs./32-77  3.05 yrs./22-65
   3.00%      5.20 yrs./39-102   4.82 yrs./39-86    4.60 yrs./39-70  3.61 yrs./27-71
   4.00%      5.20 yrs./39-102   4.82 yrs./39-86    4.60 yrs./39-77  4.53 yrs./39-74

Percentage of Original Security Balance: Certificates -
Amortization Schedule(1)(2)

                                                 CONSTANT PREPAYMENT RATE % CPR(1)
                        ---------------------------------------------------------------------------------
    PAYMENT DATE             20%                  30%                     43%                     50%
    ------------        ------------         ------------            ------------            ------------
     August 1996            100%                100%                    100%                    100%
    December 1996           100%                100%                    100%                    100%
    December 1997           100%                100%                    100%                    100%
    December 1998           100%                100%                    100%                     51%
    December 1999            81%                 81%                     52%                     34%
    December 2000            50%                 50%                     40%                     23%
    December 2001            40%                 38%                     28%                     21%
    December 2002            31%                 24%                     21%                      0%
    December 2003            22%                  0%                      0%                      0%
    December 2004            21%                  0%                      0%                      0%
    December 2005             0%                  0%                      0%                      0%
    December 2006             0%                  0%                      0%                      0%
- -------------------------------------------------------------------------------------------------------
W. AVG. LIFE (YRS.)(3)      5.20                4.82                    4.11                    3.05

(1) Assumes that (i) an optional termination is exercised when the aggregate Security Balance of the Notes and Certificates has been reduced to 10% or less of the aggregate Security Balance of the Notes and Certificates as of the Closing Date and 30 days notice has been given and (ii) a monthly constant draw rate of 2.37%.
(2) All percentages are rounded to the nearest 1%.
(3) The weighted average life of each of the Certificates is determined by (i) multiplying the amount of each principal payment by the number of years from August 28, 1996 to the related Payment Date (on a 30/360 basis), (ii) adding the results, and (iii) dividing by the sum of all principal payments received since issuance.
(4) Distributions of principal and interest on the Certificates will be made on the 15th day of each calendar month regardless of the day on which the Payment Date actually occurs.

- ------------------------------------------------------------------------------
Recipients must read the information contained in the Private Placement Memorandum related to the offering of the Certificates. All information contained herein is supplemented by the information contained in the Private Placement Memorandum. Do not use or rely on this information if you have not received and reviewed the Private Placement Memorandum. If you have not received the Private Placement Memorandum, call your Merrill Lynch account executive for another copy.

II. CERTIFICATES WEIGHTED AVERAGE LIFE AND PAYMENT WINDOW SENSITIVITY - NO EXERCISE OF 10% CALL

The Average Life and Percentage of Original Security Balance sensitivities indicated in the tables below are based on the following assumptions:

        (1)  The Credit Lines have a yield of 17%;
        (2) The Class A-1, Class A-2, Class A-3, Class B Note and Certificate rate remain constant at 5.70%, 5.82%, 5.95%, 6.10%, and 6.50%, respectively throughout the life of such securities;
        (3)  Annual charge-off rates of 6% and a 100% loss severity; and
        (4) Annual prepayment and monthly draw rates remain constant throughout the life of the securities.

Average Life/Payment Window Sensitivity: Certificates

- ---------------------------------------------------------------------------------------------------
 MONTHLY           TOTAL CPR
DRAW RATE             20%                    30%                    43%                    50%
- ---------       ----------------       ---------------        ---------------       ---------------
1.00%           5.52 yrs./39-124       5.17 yrs./36-122       3.34 yrs./20-105      2.73 yrs./15-99

2.37%           5.52 yrs./39-124       4.99 yrs./39-98        4.32 yrs./32-92       3.36 yrs./22-88

3.00%           5.52 yrs./39-124       4.99 yrs./39-98        4.72 yrs./39-85       3.81 yrs./27-85

4.00%           5.52 yrs./39-124       4.99 yrs./39-98        4.69 yrs./39-84       4.62 yrs./39-80
- ---------------------------------------------------------------------------------------------------

Percentage of Original Security Balance: Certificates - Amortization Schedule (1)(2)

- -----------------------------------------------------------------------------------------------
                                            CONSTANT PREPAYMENT RATE % CPR (1)
                             ------------------------------------------------------------------
PAYMENT DATE                     20%                30%                43%               50%
- ------------                 ----------         ----------         ----------        ----------
 August 1996                    100%               100%               100%              100%

December 1996                   100%               100%               100%              100%

December 1997                   100%               100%               100%              100%

December 1998                   100%               100%               100%               51%

December 1999                    81%                81%                52%               34%

December 2000                    50%                50%                40%               23%

December 2001                    40%                38%                28%               21%

December 2002                    31%                24%                21%               21%

December 2003                    22%                21%                14%                0%

December 2004                    21%                 0%                 0%                0%

December 2005                    21%                 0%                 0%                0%

December 2006                     0%                 0%                 0%                0%
- -----------------------------------------------------------------------------------------------
W. Avg. Life (in years) (3)      5.52               4.99               4.32              3.36
- -----------------------------------------------------------------------------------------------

(1)  Assumes that a monthly constant draw rate of 2.37%.

(2)  All percentages are rounded to the nearest 1%.

(3) The weighted average life of each of the Certificates is determined by (i) multiplying the amount of each principal payment by the number of years from August 28, 1996 to the related Payment Date (on a 30/360 basis), (ii) adding the results, and (iii) dividing by the sum of all principal payments received since issuance.

(4) Distributions of principal and interest on the Certificates will be made on the 15th day of each calendar month regardless of the day on which the Payment Date actually occurs.



- --------------------------------------------------------------------------------

Recipients must read the information contained in the Private Placement Memorandum related to the offering of the Certificates. All information contained herein is supplemented by the information contained in the Private Placement Memorandum. Do not use or rely on this information if you have not received and reviewed the Private Placement Memorandum. If you have not received the Private Placement Memorandum, call your Merrill Lynch account executive for another copy.